                                                                 EXHIBIT 10.39.2

                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT dated as of April 13, 2001 (the "SECOND AMENDMENT"), amends that certain Loan and Security Agreement dated as of December 31, 1998, as amended by that certain Amendment to Loan and Security Agreement dated as of June 30, 2000 (as so amended, the "LOAN AGREEMENT"), between NTFC Capital Corporation, a Delaware corporation (the "LENDER"), and Startec Global Communications Corporation, a Delaware corporation (the "BORROWER"), as the successor by merger to Startec Global Communications Corporation, a Maryland corporation.

                              W I T N E S S E T H:


         WHEREAS, the Borrower has requested that the Loan Agreement be amended pursuant to this Second Amendment to change the financial covenants contained in
Schedule 7.14 of the Loan Agreement as provided for herein, to permit (i) two loans to Startec Global Operating Company from Allied Capital Corporation in an aggregate amount of $20,000,000 and (ii) a sale by Startec Global Operating Company of an undivided interest in its accounts to Allied Capital Corporation pursuant to that certain Receivables Purchase Agreement dated as of April 13, 2001, between and among Startec Global Operating Company and Startec Global Licensing Company (the "RECEIVABLES PURCHASE AGREEMENT"), and that the Lender waive the Events of Default arising out of (i) the payment by the Borrower more than ten days after its due date of the regularly scheduled loan payments of principal and interest required by Sections 2.02(b) and (c) of the Loan Agreement in the amount of $1,253,866.60 (which was due on or before March 1, 2001) and in the amount of $1,253,866.60 (which was due on or before April 1,
2001) (collectively, the "DEFAULTED LOAN PAYMENTS") and (ii) the failure of the Borrower to comply with the financial covenants required by Section 7.14 and
Schedule 7.14 of the Loan Agreement (as that schedule exists prior to the Amendment Effective Date (as defined in Section 5.1 below)) for the fiscal quarter ended December 31, 2000; and

         WHEREAS, the Lender is willing to amend the Loan Agreement to change the financial covenants contained in Schedule 7.14 of the Loan Agreement as provided for herein, to permit the loans from Allied Capital Corporation to Startec Global Operating Company in an aggregate amount of $20,000,000 and to permit a sale by Startec Global Operating Company of an undivided interest in its accounts to Allied Capital Corporation pursuant to the Receivables Purchase Agreement in consideration for the payment of a non-refundable amendment fee of One Hundred Twenty-Five Thousand Dollars ($125,000) (the "AMENDMENT FEE") and to waive the Events of Defaults caused by (i) the payment by the Borrower of the Defaulted Loan Payments more than ten days after their respective due dates and
(ii) the failure of the Borrower to comply with the financial covenants required by Section 7.14 and Schedule 7.14 of the Loan Agreement (as that schedule exists prior to the Amendment Effective Date) for the fiscal quarter ended December 31, 2000, but only on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                    AMENDMENTS TO LOAN AGREEMENT AND CONSENT

1.1 AMENDMENT TO SCHEDULE 7.14 OF THE LOAN AGREEMENT. Effective on, and subject to the occurrence of, the Amendment Effective Date, Schedule 7.14 of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with Schedule 7.14 attached to this Second Amendment as EXHIBIT A.

1.2 AMENDMENTS TO SECTION 9.01 OF THE LOAN AGREEMENT.

(a) Effective on, and subject to the occurrence of, the Amendment Effective Date, Section 9.01 of the Loan Agreement is hereby amended by deleting the text of clauses (e), (f), (g), (h), (i), (j), and (k) of Section 9.1 in their entirety and replacing them with the following:

                  (e) UNDISCHARGED JUDGMENTS. If one or more judgments for the payment of money has been entered against Borrower or any Subsidiary of the Borrower in an amount in excess of $500,000, and such judgment or judgments have remained undischarged and unstayed for a period of thirty (30) calendar days, unless the validity thereof is contested in compliance with SECTION 7.07 hereof; or

                  (f) ATTACHMENTS, ETC. If one or more writs or warrants of attachment, garnishment, execution, distraint or similar process have been issued against Borrower or any Subsidiary of the Borrower or any of their respective properties which have remained undischarged and unstayed for a period of thirty (30) consecutive days and are not being contested in compliance with SECTION 7.07 hereof; or

                  (g) DEFAULT UNDER THIRD PARTY AGREEMENTS. If a default, or event or condition which with notice or lapse of time or both would become a default, occurs that gives the creditor the right to accelerate in respect of any other obligation of Borrower or any Subsidiary of the Borrower for borrowed money (including lease obligations) in the amount of $500,000 in the aggregate, or under any two or more such other obligations of any amount; or

                  (h) DISSOLUTION; DISCONTINUANCE OF BUSINESS, ETC. Borrower or any Subsidiary of the Borrower discontinues its usual business as an integrated provider of voice, data and/or internet services, dissolves, has its Organizational Document revoked, winds up or liquidates itself or its business; or

                  (i) INVOLUNTARY BANKRUPTCY OR RECEIVERSHIP PROCEEDINGS. If a receiver, custodian, liquidator, or trustee of Borrower or any Subsidiary of the Borrower or of any substantial part of their respective property is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction; or an order is entered adjudicating Borrower or any Subsidiary of the Borrower as bankrupt or insolvent; or any substantial part of the property of Borrower or any Subsidiary of the Borrower is sequestered by court order; or a petition is filed against any Borrower or any Subsidiary of the Borrower under any state or federal bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation, or receivership law of any jurisdiction, whether now or hereafter in effect; or

                  (j) VOLUNTARY BANKRUPTCY. If Borrower or any Subsidiary of the Borrower takes affirmative steps to prepare to file, or files, a petition in voluntary bankruptcy or to seek relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law; or

                  (k) ASSIGNMENTS FOR BENEFIT OF CREDITORS, ETC. If Borrower or any Subsidiary of the Borrower makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee, or liquidator of itself or of all or any part of its properties; or


(b) Effective on, and subject to the occurrence of, the Amendment Effective Date, Section 9.01 of the Loan Agreement is hereby amended by adding at the end thereof the following additional clauses:

                  (q) RECEIVABLES PURCHASE AGREEMENT. The occurrence of an "Amortization Event" (as such term is defined in the Receivables Purchase Agreement), or of an event or condition which with notice or lapse of time or both would become an Amortization Event.

                  (r) AGREEMENT TO SENIOR NOTE RESTRUCTURING. Borrower shall have failed to fulfill its obligations under that certain letter agreement delivered simultaneously with the Second Amendment by Borrower to Lender, relating to the Senior Note Restructuring, as defined therein (the "SENIOR NOTE RESTRUCTURING").

1.3 AMENDMENT TO SECTION 10.20 OF THE LOAN AGREEMENT. Effective on, and subject to the occurrence of, the Amendment Effective Date, Section 10.20 of the Loan Agreement is hereby amended by deleting in its entirety the first sentence (in all capital letters) of such section and replacing such sentence with the following sentence:

                  "BORROWER HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, NEW YORK, FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, ANY OF THE OBLIGATIONS, ANY

                  COLLATERAL, OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER, AND AGREES NOT TO CONTEST OR CHALLENGE VENUE IN ANY SUCH COURTS. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY DO SO, THE DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING."

1.4 AMENDMENT TO ARTICLE VII OF LOAN AGREEMENT. Effective on, and subject to the occurrence of, the Amendment Effective Date, Article VII of the Loan Agreement is hereby amended by adding at the end thereof the following additional clauses:

                  "7.17 CORPORATE ACTION BY STARTEC GLOBAL COMMUNICATIONS U.K. LIMITED. Borrower shall deliver evidence that requisite corporate action necessary to be taken by Startec Global Communications U.K. Limited has been taken to authorize and ratify the execution and delivery of its Guaranty Amendment, no later than April 17, 2001, in form and substance satisfactory to Lender in its sole discretion.

                  "7.18 ADDITIONAL LEGAL OPINION. Borrower shall deliver an opinion of counsel on behalf of Startec Global Communications U.K. Limited no later than April 20, 2001, in form and substance satisfactory to Lender in its sole discretion."

                  "7.19 LANDLORD CONSENTS. Borrower shall deliver those consents listed on EXHIBIT F to this Second Amendment, which such consents the Borrower shall obtain within 30 days after the date of this Agreement."

                  "7.20 EXHIBIT F. Borrower shall deliver a fully completed EXHIBIT F to Lender no later than April 20, 2001, in form and substance satisfactory to Lender in its sole discretion."

                                   ARTICLE II
       LIMITED CONSENTS AND LIMITED WAIVERS OF COVENANTS TO LOAN AGREEMENT

2.1.     LIMITED WAIVER OF ARTICLE II (LOANS).

         (a) Effective on, and subject to the occurrence of, the Amendment Effective Date, Section 2.02(d) of ARTICLE II of the Loan Agreement is hereby waived to the extent, but only to the extent, necessary to permit the Borrower not to pay the amounts required thereunder as a result of the payment by the Borrower of the Defaulted Loan Payment more than ten days after its due date.

2.2.     LIMITED CONSENT UNDER ARTICLE VIII (NEGATIVE COVENANTS).

         (a) Effective on, and subject to the occurrence of, the Amendment Effective Date, the Lender consents to (i) the incurrence by Startec Global Operating Company and Startec Global Licensing Company of the Indebtedness evidenced under, and in compliance with the terms of, and (ii) the transactions contemplated by, the Loan Agreement (Secured) dated as of April 13, 2001 (the "SECURED LOAN AGREEMENT") between and among Startec Global Operating Company and Startec Global Licensing Company as borrowers and Allied Capital Corporation as lender and the Loan Agreement (Unsecured) dated as of April 13, 2001 between and among Startec Global Operating Company and Startec Global Licensing Company as borrowers and Allied Capital Corporation as lender.

         (b) Effective on, and subject to the occurrence of, the Amendment Effective Date, the Lender consents to (i) the sale of accounts to Allied Capital Corporation pursuant to the Receivables Purchase Agreement, (ii) the other transactions contemplated by the Receivables Purchase Agreement and (iii) the granting of a lien on and security interest in its accounts pursuant to the Security Agreement dated as of April 13, 2001 between and among Startec Global Operating Company and Startec Global Licensing Company as grantors and Allied Capital Corporation as secured party securing the indebtedness incurred under the Secured Loan Agreement; PROVIDED, HOWEVER, that the interests of Allied Capital Corporation in such assets sold, and in which it receives a security interest, shall in each case be limited by the terms of that certain Intercreditor and Subordination Agreement dated as of April 13, 2001 (the "INTERCREDITOR AGREEMENT"), between and among Lender, Allied Capital Corporation, and Startec Global Operating Company.

2.3.     LIMITED WAIVER OF ARTICLE IX (EVENTS OF DEFAULT).

         (a) Effective on, and subject to the occurrence of, the Amendment Effective Date, the Lender waives the Event of Default under Section 9.01(a) of
ARTICLE IX of the Loan Agreement caused solely by the payment by the Borrower of the Defaulted Loan Payments more than ten days after their respective due dates.

         (b) Effective on, and subject to the occurrence of, the Amendment Effective Date, the Lender waives the Event of Default under Section 9.01(c) of
ARTICLE IX of the Loan Agreement caused solely by the failure of the Borrower to comply with the financial covenants required by Section 7.14 and Schedule 7.14 of the Loan Agreement (as that schedule existed prior to the Amendment Effective
Date) for the fiscal quarter ended December 31, 2000.

                                   ARTICLE III
                                  AFFIRMATIONS

3.1.     REAFFIRMATION AND RELEASE.

         (a) The Borrower hereby represents, warrants and covenants that (i) the representations and warranties of the Borrower contained in the Loan Agreement and the other Loan Documents (as may have been modified by Article 2 of that certain Amendment to Loan and Security Agreement, dated as of June 30, 2000, between Borrower and Lender and EXHIBIT 4.07, EXHIBIT

4.10, EXHIBIT 4.11, EXHIBIT 4.12, EXHIBIT 4.14, EXHIBIT 4.16, EXHIBIT 4.24 and
EXHIBIT 4.30 attached hereto) are true and correct in all material respects with the same effect as if now made (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date), (ii) there has been no Material Adverse Change in the financial condition or results of operations of Borrower since the date of the projections previously delivered to Lender on March 15, 2001, (iii) on the date hereof no Default or Event of Default has occurred and is continuing or exists (except for (1) the payment by the Borrower of the Defaulted Loan Payments more than ten days after their respective due dates and (2) the failure of the Borrower to comply with the financial covenants required by Section 7.14 and
Schedule 7.14 of the Loan Agreement (as that schedule existed prior to the Amendment Effective Date) for the fiscal quarter ended December 31, 2000), or will occur or exist after giving effect to this Second Amendment, (iv) the execution and terms of this Second Amendment have been duly authorized by all necessary and appropriate corporate action for the Borrower, and (v) the Borrower's execution of this Second Amendment does not require the consent of or the giving of notice to any other Person other than those consents which the Borrower already has obtained.

         (b) The Borrower reaffirms that the Loan Agreement, as amended hereby, and the other Loan Documents to which it is a party are and remain the valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms. The Borrower acknowledges that the Lender is not waiving, and the Borrower is required to and shall comply with, the financial covenants for the fiscal quarter ended December 31, 2000, required by Section 7.14 and Schedule 7.14 of the Loan Agreement in effect on and after the Amendment Effective Date.

         (c) The Borrower hereby acknowledges and stipulates it has no claims or causes of action against the Lender, and/or its officers, directors, agents, and/or employees, of any kind whatsoever, and hereby releases the Lender and its officers, directors, agents, and employees from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or non-liquidated, disputed or undisputed, known or unknown, arising under contract, warranty, tort (including negligence), strict liability or otherwise, which the Borrower has or may acquire in the future under any event, circumstance, action, failure to act, or otherwise from any time prior to, and through, the date of this Second Amendment, whether relating in any way to the Loan Agreement, any other Loan Document(s), any Collateral or otherwise.

                                   ARTICLE IV
                                  CONSIDERATION


4.1. CONSIDERATION. In consideration of Lender's agreement to amend the Loan Agreement pursuant to this Second Amendment, Borrower shall pay Lender the Amendment Fee, and grants Lender a warrant for 25,000 shares of Borrower's common stock at a price equal to the lesser of (i) the closing market price of the Borrower's common stock on the date hereof or (ii) the closing market price of the Borrower's common stock on the date that is one day prior to the date of any public announcement of the Senior Note Restructuring. The warrant granted hereby shall be evidenced by a form of warrant with terms (including such terms and conditions pertaining to registration rights and anti-dilution rights) no less favorable to Lender than those contained in that certain Stock Purchase Warrant, issued as of June 30, 2000, to Allied Capital Corporation, attached hereto in the form of EXHIBIT E, together with such opinions of counsel to Borrower and certificates of Borrower as Lender shall require in its sole discretion, each of which shall be issued to Lender immediately prior to the effectiveness of any Senior Note Restructuring.


                                    ARTICLE V
                           CONDITIONS TO EFFECTIVENESS

5.1. AMENDMENT EFFECTIVE DATE. This Second Amendment shall become effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE"), when the Lender shall have received:

         (a) $7,500,000, representing payment of (i) the Defaulted Loan Payment and (ii) the regularly scheduled loan payments of principal and interest required by Section 2.02(b) and (c) of the Loan Agreement due on or before May 1, 2001, June 1, 2001, July 1, 2001, and August 1, 2001;

         (b) counterparts of this Second Amendment duly executed by the Borrower and the Lender;

         (c) counterparts of the First Amendment to the Pledge Agreement dated as of April 13, 2001 (the "PLEDGE AGREEMENT AMENDMENT"), in the form of EXHIBIT B to this Second Amendment duly executed by the Borrower and the Lender;

         (d) counterparts of the First Amendments to Guaranty Agreements dated as of April 13, 2001 (the "GUARANTY AMENDMENTS"), in the forms of EXHIBIT C-1 and C-2 to this Second Amendment executed by the respective Guarantors and the Lender;

         (e) counterparts of the Intercreditor Agreement in the form of EXHIBIT D executed by Startec Global Operating Company and the Lender;

         (f) an opinion of counsel to the Borrower satisfactory to Lender it its sole discretion;

         (g) a certificate and its attachments (the "OFFICERS' CERTIFICATE") dated the date first above written executed by a Responsible Officer of the Borrower and a Responsible Officer of each of the Guarantors certifying that the resolutions attached to the Officers' Certificate are true and correct copies of all corporate action necessary to be taken by the Borrower and the Guarantors to authorize the execution and delivery of this Second Amendment, the Pledge Agreement Amendment, the Guaranty Amendments and the Intercreditor Agreement, as applicable, and such resolutions remain in full force and effect; and the Responsible Officers of the Borrower and of each of the Guarantors whose the names, true signatures and incumbency are set forth therein are authorized to execute and deliver this Second Amendment, the Pledge Agreement Amendment, the Guaranty Amendments and the Intercreditor Agreement, as applicable;

         (h) the Amendment Fee and confirmation from Lender's counsel that all fees and expenses of Lender's counsel outstanding on the date hereof have been paid in full.

         (i) The transaction contemplated by the Receivables Purchase Agreement shall have closed and Allied Capital Corporation shall have advanced $15,000,000 to the Borrower for application to, among other things, the uses provided herein.

                                   ARTICLE VI
                                  MISCELLANEOUS

6.1. CROSS REFERENCES. References in this Second Amendment to any article or section are, unless otherwise specified, to such article or section of this Second Amendment.

6.2. INSTRUMENT PURSUANT TO LOAN AGREEMENT. This Second Amendment is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated therein) be construed, administered, and applied in accordance with all of the terms and provisions of the Loan Agreement (including that it shall be governed by the laws of the State of New York and that the Borrower shall pay, or demand, all out-of-pocket expenses (including reasonable attorneys' fees) of the Lender in connection herewith). Any term or provision of and any modification or waiver effected by this Second Amendment may be modified in any manner by an instrument in writing executed by the Borrower and the Lender. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement shall remain unmodified and unwaived. The modifications and waiver set forth herein shall be limited precisely as provided for herein to the provisions expressly modified or waived herein and shall not be deemed to be an amendment of, consent to or modification or waiver of any other term or provision of the Loan Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower or any Guarantor which could require the consent of the Lender under the Loan Agreement or any other Loan Document. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Second Amendment, including its preamble and recitals, have the meanings provided in the Loan Agreement.

6.3. SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.4. COUNTERPARTS. This Second Amendment may be executed by the parties hereto in several counterparts which shall be executed by the Borrower and the Lender, as the case may be, all of which shall be deemed to be an original and which shall constitute together but one and the same agreement.

6.5. EVENT OF DEFAULT. It is understood and agreed that any breach by the Borrower or any Guarantor of any representation, warranty or covenant contained herein or the Officers' Certificate shall constitute an Event of Default.




                         [NEXT PAGE IS SIGNATURE PAGE.]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by the respective officers hereunder duly authorized to be effective as of the day and year first above written.

                                            BORROWER:
                                            --------

                                            STARTEC GLOBAL
                                            COMMUNICATIONS CORPORATION


                                            BY: /s/ PRABHAV V. MANIYAR
                                               -----------------------------

                                            TITLE: Chief Financial Officer
                                                   and Corporate Vice President
                                                   ----------------------------


                                                    LENDER:
                                                    ------

                                                    NTFC CAPITAL CORPORATION


                                                    BY: /s/ LI-BIN WANG
                                                       ------------------------

                                                    TITLE: Portfolio Manager
                                                          ---------------------

                                    EXHIBIT A


                                                                SCHEDULE 7.14 TO
                                                     LOAN AND SECURITY AGREEMENT

                               FINANCIAL COVENANTS

         (a) Except as provided by item (b) to this Schedule 7.14, the Borrower shall at all times comply with the following financial covenants:

                  (1) TOTAL SECURED DEBT TO TOTAL CAPITALIZATION. At the time of each Advance and at the end of each fiscal quarter, the Borrower shall maintain a ratio of Total Secured Debt to Total Capitalization of not more than .50:1. For the purposes of that ratio, the following definitions shall apply:

                           (i) "TOTAL CAPITALIZATION": All equity as shown on
                  the balance sheet of the Borrower plus all funded Indebtedness of the Borrower.

                           (ii) "TOTAL SECURED DEBT": Indebtedness of the
                  Borrower secured by a Lien on assets of the Borrower, excluding any Indebtedness secured solely by accounts receivable.

                  (2) CASH FLOW COVERAGE RATIO. Commencing with the fiscal quarter ended June 30, 2002, the Borrower shall maintain at the end of each fiscal quarter a minimum Cash Flow Coverage Ratio (for the past four fiscal quarters ending with the end of such fiscal quarter) of at least 1.25:1. For the purposes of that ratio, "Cash Flow Coverage Ratio" shall mean: at the end of any fiscal period, the ratio of the Borrower's Cash Flow plus interest income for the fiscal period to the Borrower's Debt Service for the fiscal period.

                  (3) MINIMUM REVENUES. The Borrower shall have at the end of each fiscal quarter shown below "Minimum Revenues" for the fiscal quarter ending on the date of measurement equal to or greater than the minimum amount for such fiscal quarter required by the following table:


                        QUARTER ENDED                                       AMOUNT
                        -------------                                       ------
                      March 31, 2001                                     53,000,000
                      June 30, 2001                                      57,000,000
                      September 30, 2001                                 60,000,000
                      December 31, 2001                                  75,000,000
                      March 31, 2002                                     87,000,000
                      June 30, 2002                                      97,000,000

                        QUARTER ENDED                                       AMOUNT
                        -------------                                       ------
                      September 30, 2002                                103,000,000
                      December 31, 2002                                 108,000,000
                      March 31, 2003                                    114,000,000
                      June 30, 2003                                     120,000,000
                      September 30, 2003                                125,000,000
                      December 31, 2003                                 127,000,000
                      March 31, 2004                                    131,000,000
                      June 30, 2004                                     135,000,000
                      September 30, 2004                                138,000,000
                      December 31, 2004                                 142,000,000



                      The phrase "Minimum Revenues" shall mean the Borrower's total consolidated revenues for the fiscal quarter ending on the date of measurement.

                  (4) MINIMUM EBITDA. The Borrower shall have at the end of each fiscal quarter shown below EBITDA for the fiscal quarters ending on the date of measurement equal to or greater than the minimum amount required for such fiscal quarter by the following table:


                           QUARTER ENDED                             AMOUNT
                           -------------                             ------
                         March 31, 2001                           (2,500,000)
                         June 30, 2001                                    -0-
                         September 30, 2001                         1,000,000
                         December 31, 2001                          5,000,000
                         March 31, 2002                             5,000,000
                         June 30, 2002                              6,000,000
                         September 30, 2002                         7,000,000
                         December 31, 2002                          8,000,000
                         March 31, 2003                             9,000,000
                         June 30, 2003                             11,000,000
                         September 30, 2003                        12,000,000
                         December 31, 2003                         14,000,000
                         March 31, 2004                            16,000,000
                         June 30, 2004                             17,000,000
                         September 30, 2004                        18,000,000
                         December 31, 2004                         20,000,000


                  (5) Commencing with the fiscal quarter ended December 31, 2000, the Borrower shall have at the end of each fiscal quarter shown below gross margin for such fiscal quarter not less than the amount required for such fiscal quarter by the following table:

                             QUARTER ENDED                     AMOUNT
                             -------------                     ------
                            March 31, 2001                       22%
                            June 30, 2001                        25%
                            September 30, 2001                   25%
                            December 31, 2001                    26%
                            March 31, 2002                       26%
                            June 30, 2002                        26%
                            September 30, 2002                   26%
                            December 31, 2002                    27%


                  (6) Commencing with the fiscal quarter ended December 31, 2000, the Borrower shall maintain at all times the minimum Cash balance required for such quarter by the following table:


                             QUARTER ENDED                             AMOUNT
                             -------------                             ------
                            March 31, 2001                           -0-
                            June 30, 2001                            2,000,000
                            September 30, 2001                       5,000,000
                            December 31, 2001                        5,000,000
                            March 31, 2002                           5,000,000
                            June 30, 2002                            9,000,000
                            September 30, 2002                       8,000,000
                            December 31, 2002                        9,000,000




(b) (i) The Borrower shall not be required to comply with the requirements of item (a) of this Schedule 7.14, commencing with the fiscal quarter ended March 31, 2001 and ending with the fiscal quarter ended December 31, 2001, if and for such time as, the following conditions are met:

                  (1) The Borrower shall have completed the Senior Note Restructuring on the terms as described in that certain letter agreement delivered simultaneously with this Second Amendment by Borrower to Lender, relating to the Senior Note Restructuring.

                  (2) The Borrower receives on or before August 1, 2001 at least $5,000,000 from the issuance by it of equity or Subordinated Indebtedness, the structure of which shall be satisfactory to Lender in its sole discretion;

                  (3) The Borrower shall not make capital expenditures individually or in the aggregate during fiscal year 2001 in excess of $5,000,000; and

                  (4) The Borrower shall have at the end of each fiscal quarter shown below EBITDA for the fiscal quarter ending on the date of measurement equal to or greater than the minimum amount required for such fiscal quarter by the following table:

                       FISCAL QUARTER ENDED                          MINIMUM EBITDA
                       --------------------                          --------------
                     March 31, 2001                                  ($2,500,000)
                     June 30, 2001                                        -0-
                     September 30, 2001                                   -0-
                     December 31, 2001                                    -0-


         (ii) If the Borrower fails to satisfy at the time it is to be satisfied a condition set forth in item (b)(i) of this Schedule 7.14, the Borrower shall immediately be required to comply with the requirements of item (a) of this Schedule 7.14 commencing retroactively to the first day of the fiscal quarter in which the Borrower first failed to comply with any of the conditions set forth in item (b)(i) of this Schedule 7.14.